____________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  February 24, 1997


                        CHRYSLER FINANCIAL CORPORATION
                  as originator of Premier Auto Trust 1997-1
            and each other Premier Auto Trust 199__-__ that issues
         Notes under the related Prospectus and Prospectus Supplement
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware               33-55789          38-0961430
----------------------------   -----------     ------------------
(State or Other Jurisdiction   (Commission       (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)


       27777 Franklin Road
       Southfield, Michigan                          48034
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (810) 948-3067
                                                   --------------



____________________________________________________________________________

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Financial Statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The  following  is   filed  herewith.    The   exhibit  number
               corresponds with Item 601(b) of Regulation S-K.


               Exhibit No.    Description
               -----------    -----------

               25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of SunAmerica Inc., filed on October 25, 1996 (File No. 333-14201).)


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHRYSLER FINANCIAL CORPORATION



                              By: /s/ Byron C. Babbish
                                  -------------------------------
                                  Byron C. Babbish
                                  Assistant Secretary



Dated:  February 24, 1997


                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

25             Form T-1 Statement of Eligibility                           5
               under the Trust Indenture Act of 1939,
               as amended.  (Certain exhibits to
               Form T-1 are incorporated by reference
               to Exhibit 25.1 of Registration Statement on Form S-3 of SunAmerica Inc., filed on October 25, 1996 (File No. 333-14201).)